NOTE 11. THIRD PARTY BORROWINGS	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
NOTE 11. THIRD PARTY BORROWINGS

Short-term borrowings

Summaries of short-term borrowings are as follows:

	Weighted-average interest rate			December 31,
	2013	2012	Maturities	2013	2012

Short-term bank loans	6.50%	7. 03%	January 2014 to October 2014	$160,737	$102,458
Total	6.50%	7. 03%		$160,737	$102,458

Short-term bank loans represent loans from local banks that were used for working capital and capital expenditures purposes. The loans bore interest at rates at the range of 5.60% to 7.20% as of December 31, 2013, are denominated in RMB and have terms within one year. The weighted average short-term bank loans for the years ended December 31, 2013 and 2012 was $118,217and $108,803, respectively. The loans are secured by collateral pledges of certain assets including property, equipment and leasehold improvements, net investment in direct financing and sales-type leases arises and accounts receivables of the Company.

The total carrying amount of property, equipment and leasehold improvements that have been pledged as collateral to secure financing from commercial banks is $20,392 and nil as of December 31, 2013 and 2012 respectively. The total carrying amount of net investment in direct financing and sales-type lease receivables that have been pledged as collateral to secure financing from commercial banks is $341,480 and $231,372 as of December 31, 2013 and 2012 respectively. The total carrying amount of accounts receivable that have been pledged as collateral to secure financing from commercial banks is $6,598 and $10,582 as of December 31, 2013 and 2012 respectively.